UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): October 18, 2023
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Cibus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.     Costs Associated with Exit or Disposal Activities.

On October 18, 2023, Cibus, Inc. and its subsidiaries (the “Company” or “Cibus”) implemented a strategic realignment to align with its primary commercial objective of advancing its late-stage activities. In particular, Cibus is focusing its operations on completing the launch of its first three traits—Pod Shatter Reduction (PSR), HT1 (Herbicide Tolerance), and HT3 (Herbicide Tolerance)—in its crop programs in Canola, Winter Oilseed Rape (WOSR), and Rice, enabling its Soybean platform, and advancing its Sclerotinia resistance trait and HT2 trait in Canola, WOSR, and Soybean. The Company believes that this refocusing on Cibus’ strengths and highest priorities best positions it to meet its strategic objectives.

The strategic realignment is discussed in Item 8.01, which is incorporated herein by reference.

The strategic realignment will result in a reduction in workforce in full time employees from 242 full-time employees as of October 17, 2023, to approximately 185 full-time employees. This reduction is intended to align the Company’s human capital resources to meet its commercial and strategic goals. The Company estimates that it will incur approximately $0.5 million of one-time costs in connection with the reduction in workforce, primarily related to accrued vacation and severance payments. The Company communicated the workforce reduction to affected employees on October 18, 2023, and expects the majority of the associated costs to be incurred during the quarter ending December 31, 2023.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                        Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On October 17, 2023, Jim Collins provided notice of his decision to resign, effective immediately, as a member of the Company’s board of directors and as a member of its Nominating and Corporate Governance Committee. Mr. Collins’ resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Item 8.01.     Other Events.

Business Update

On October 18, 2023, Cibus implemented a strategic realignment to align with its primary commercial objective of advancing its late-stage activities. In particular, Cibus is focusing its operations on completing the launch of its first three traits—Pod Shatter Reduction (PSR), HT1 (Herbicide Tolerance), and HT3 (Herbicide Tolerance)—in its crop programs in Canola, Winter Oilseed Rape (WOSR), and Rice, enabling its Soybean platform, and advancing its Sclerotinia resistance trait and HT2 trait in Canola, WOSR, and Soybean.

The Company believes that this refocusing on Cibus’ strengths and highest priorities best positions it to meet its strategic objectives.

As part of the strategic realignment, the Company has also initiated cost reduction initiatives designed to preserve capital resources for the advancement of Cibus’ priority objectives, which initiatives include reductions in capital expenditures, streamlining of independent contractor utilization, and prioritization of near-term payment obligations. Taking into account anticipated cost savings and without giving effect to potential financing transactions that Cibus is pursuing, Cibus expects that existing cash and cash equivalents will fund planned operating expenses and capital expenditure requirements into early in the first quarter of 2024.

Supplemental Risk Factors

In connection with the strategic realignment, the Company is providing the following supplemental risk factors:

Although Cibus is pursuing a range of financing sources, there is no certainty that Cibus will be able to execute a financing transaction in the near term or at all.

Cibus’ management is currently pursuing different strategies to obtain required funding for Cibus’ future operations and to address current capital resource constraints. These strategies may include registered public offerings or private placements of equity or equity-linked instruments, debt financings, or collaboration, licensing, or other similar arrangements. Such financings could result in substantial dilution to Cibus’ stockholders or increased fixed payment obligations, and any new securities may have rights senior to those of the Company’s existing common stock. There can be no assurance that Cibus’ financing goals will be achieved or that any financing transaction will successfully address Cibus’ capital resource needs. If a financing transaction is unavailable or insufficient, Cibus may need to delay or further scale back operations, implement more stringent cost saving measures, or potentially cease operations. If Cibus were to cease operations, it is unlikely that substantial resources would be available for distributions to stockholders.

Cibus’ headcount reductions and other cost reduction measures may result in operational and strategic challenges.

Management has implemented a strategic reduction in workforce and other cost reduction measures. Headcount reductions, which may result in the loss of institutional knowledge and expertise, may adversely affect operations and yield unintended consequences, such as attrition beyond Cibus’ intended reductions and reduced employee morale. Cibus’ ability to successfully execute on its strategy depends on retaining key remaining personnel, and unanticipated attrition, which may occur on short notice, could potentially harm Cibus’ business and operations. As a result of headcount reductions, Cibus’ management may need to divert attention away from day-to-day strategic and operational activities and devote additional time to managing organizational changes. In addition, cost reduction measures may result in additional execution challenges, including in respect of customer acquisition and business development efforts and maintaining productivity among remaining employees. Negative publicity associated with cost-reduction activities could adversely affect Cibus’ relationships with its suppliers, service providers, customers and potential customers, and employees, which could adversely affect its operations and financial condition.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding the Company’s cash reduction initiative, reduction in headcount and associated costs and Cibus’ strategy, future operations, prospects, and plans are forward-looking statements. Forward-looking statements may be identified by words such as “designed”, “estimates,” “expects,” and “intended” or similar expressions or the negative of such words or expressions. These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. Cibus’ actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: Cibus’ ability to effectively implement its cost reduction initiatives and realize the anticipated savings thereof; risks associated with Cibus’ reduction in headcount, including in respect of employee morale and potential additional attrition; Cibus’ need for additional funding to finance its activities in its primary crop development programs and challenges in obtaining additional capital on acceptable terms, or at all; dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute on its business plan; and other important factors discussed in “Risk Factors of Cibus, Inc.” filed as Exhibit 99.3 with Cibus’ Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2023, and any additional “Risk Factors” identified in Cibus’ subsequent reports on Forms 10-Q and 8-K filed with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Cibus’ assessment of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves such risks and uncertainties. Accordingly, Cibus could use its available capital resources sooner than it currently expects. In addition, the forward-looking statements included in this report are made as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2023

CIBUS, INC.

	By:	/s/ Rory Riggs
	Name:	Rory Riggs
	Title:	Chief Executive Officer and Chairman